Exhibit 31.2

CERTIFICATION PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Chad J. Kolean, Chief Financial Officer, Cellectar Biosciences, Inc., certify that:

1.	I have reviewed this Annual Report on Form 10-K of Cellectar Biosciences, Inc.; and

2.	Based on my knowledge, this report does not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ Chad J. Kolean
Date: March 16, 2023	Chad J. Kolean
Chief Financial Officer